Please file this Prospectus Supplement with your records.


               STRONG AMERICAN UTILITIES FUND
                STRONG ASSET ALLOCATION FUND
                  STRONG BLUE CHIP 100 FUND
                  STRONG EQUITY INCOME FUND
                STRONG GROWTH AND INCOME FUND
                STRONG LIMITED RESOURCES FUND
                  STRONG TOTAL RETURN FUND


      Supplement to the Prospectus dated March 1, 1998


  The following information updates the performance table found on page I-33 of the Prospectus under the heading
"Historical Performance Data of Reaves."

                                Subadvisor's
                                Equity
          Time Period           Composite      S&P 500(1)

Average Annual Returns (as of
12/31/97)
1 Year                          28.3%          33.4%
3 Year                          23.9%          31.2%
5 Year                          16.3%          20.3%
10 Year                         15.3%          18.0%
15 Year                         17.9%          17.4%
1/1/78 - 12/31/97(2)            17.7%          16.6%
Cumulative Returns
1/1/78 - 12/31/97(2)          2492.0%        2054.2%

(1) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.
(2) Reaves' Equity Composite began on January 1, 1978.


  The date of this Prospectus Supplement is March 30, 1998.